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                                                                    Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Report") of HopFed Bancorp, Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof, the undersigned, Chief Executive Officer and Chief Financial Officer of the Company, hereby each certify that to the best of our knowledge:

         (1) the Report fully complies with the requirements of section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and


         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ John E. Peck
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John E. Peck, Chief Executive Officer

/s/ Billy C. Duvall
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Billy C. Duvall, Chief Financial Officer

Date:  November 19, 2002